Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
Note 11 – Income Taxes
On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was signed into law. The CARES Act provides numerous tax provisions and other stimulus measures, including temporary changes regarding the prior and future utilization of net operating losses, temporary changes to the prior and future limitations on interest deductions, temporary suspension of certain payment requirements for the employer portion of Social Security taxes, the creation of certain refundable employee retention credits, and technical corrections from prior tax legislation for tax depreciation of certain qualified improvement property (“QIP”).
On December 27, 2020, the United States enacted the Consolidated Appropriations Act which extended many of the benefits of the CARES Act that were scheduled to expire. The Company does not expect a material impact of Consolidated Appropriations Act on the Company’s Consolidated Financial Statements and related disclosures.
On June 29, 2020, the State of California passed Assembly Bill 85 which suspends the California net operating loss deduction for the 2020-2022 tax years and the research and development credit usage for the same period (for credit usages in excess of $5.0 million). These suspensions were considered in preparation of the year ended December 31, 2021 and 2020 of the Company’s Consolidated Financial Statements.
On March 11, 2021 the United States enacted the American Rescue Plan Act of 2021 (“American Rescue Plan”). The American Rescue Plan includes various income and payroll tax measures. The Company does not expect a material impact of the American Rescue Plan on the Company’s Consolidated Financial Statements and related disclosures.
The following table presents domestic and foreign components of net income (loss) before income taxes as follows for the periods indicated:

	Year Ended December 31,
(in thousands)	2021	2020
Domestic	$(375,542)	$(40,135)
Foreign	(1,808)	1,652

Income (loss) before taxes	$(377,350)	$(38,483)

The federal, state and foreign components of the income tax expense (benefit) are summarized as follows:

	Year Ended December 31,
(in thousands)	2021	2020
Current:
Federal	$(727)	$(5,760)
State	513	79
Foreign	1,735	579

Total current income tax expense (benefit)	1,521	(5,102)
Deferred:
Federal	(3,319)	(2,690)
State	(80)	(1,499)
Foreign	(364)	(17)

	(3,763)	(4,206)

Total income tax benefit	$(2,242)	$(9,308)

The effective tax rate of the provision for income tax differs from the federal statutory rate as follows for the periods indicated:

	Year Ended December 31,
(in thousands)	2021		2020
Federal statutory income tax rate	$(79,243)	21.0%	$(8,081)	21.0%
State taxes, net of federal benefit	(1,041)	0.3	(1,155)	3.0
Change in fair value of warrants	58,236	(15.4)	—	—
Change in fair value of earn-out shares	9,891	(2.6)	—	—
Transaction Costs	3,312	(0.9)	—	—
Foreign rate differential	475	(0.1)	(6)	—
R&D credit	(152)	—	(79)	0.2
State rate change, net of federal effect	—	—	(465)	1.2
Change in valuation allowance	4,064	(1.1)	409	(1.1)
Other	2,216	(0.6)	69	(0.2)

Income tax benefit	$(2,242)	0.6%	$(9,308)	24.1%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amounts more likely than not to be realized. The components of the deferred tax assets are as follows for the periods indicated:

	Year Ended December 31,
(in thousands)	2021	2020
Deferred income tax assets
State taxes	$69	$19
Accrued expenses	3,610	1,318
Inventories	1,905	2,421
Accounts receivable	639	499
Section 163(j) limitation	3,224	2,426
Net operating loss carryforwards	5,354	423
Stock-based compensation	1,883	—
Lease liabilities	4,104	—
Other	220	54

Total deferred income tax assets	21,008	7,160
Deferred income tax liabilities
Goodwill and intangibles	(7,922)	(7,761)
Prepaid expenses	(526)	(166)
Right-of-use Assets	(3,733)	—
Property and equipment	(3,134)	(2,541)

Total deferred tax liabilities	(15,315)	(10,468)
Valuation allowance	(8,924)	(409)

Net deferred income tax liabilities	$(3,231)	$(3,717)

The Company’s net deferred tax liability as presented in the consolidated balance sheets consists of the following items as of the periods indicated:

(in thousands)	December 31, 2021	December 31, 2020
Deferred income tax assets	$330	$270
Deferred income tax liabilities	(3,561)	(3,987)

Net deferred income tax liability	$(3,231)	$(3,717)

The Company has established a valuation allowance against a portion of its remaining deferred tax assets because it is more likely than not that certain deferred tax assets will not be realized. In determining whether deferred tax assets are realizable, the Company considered numerous factors including historical profitability, the amount of future taxable income and the existence of taxable temporary differences that can be used to realize deferred tax assets. The valuation allowance increased approximately $8.5 million in 2021 from 2020 primarily due to recognizing valuation allowances against deferred tax assets of certain state and foreign net operating loss carryforwards, state interest carryforwards, and deferred tax assets for credits.
If the Company were to release the valuation allowance upon management determining that it is more likely than not the deferred tax assets could be recognized, approximately $4.5 million of income tax benefit would be recorded to continuing operations and the remaining income tax benefit of $4.5 million would be recorded to equity.
At December 31, 2021, the Company had gross federal, state and foreign net operating loss carryforwards of approximately $15.7 million, $24.2 million and $4.5 million, respectively. The state losses expire beginning in 2025 and the foreign losses beginning in 2031.
As of December 31, 2021 and December 31, 2020, the Company had recorded gross unrecognized tax benefits of approximately $0.2 million and $0.3 million, respectively. All of the unrecognized tax benefits as of December 31, 2021, if recognized, would not materially impact the effective tax rate. As of December 31, 2021, there were no unrecognized tax benefits that the Company expects would change significantly over the next twelve months. The Company recognizes interest expense and penalties associated with uncertain tax positions as a component of income tax expense. The Company has not recognized any interest or penalties because of losses.
A reconciliation of the beginning and ending balances of unrecognized tax benefits is as follows:

(in thousands)	December 31, 2021	December 31, 2020
Unrecognized tax benefits at beginning of period	$270	$—
Increases for tax positions in prior periods	—	235
Decreases for tax positions in prior periods	(59)	—
Increases for tax positions in current period	—	35

Total unrecognized tax benefits	$210	$270

The Company is subject to taxation and files income tax returns in the United States federal jurisdiction and many state and foreign jurisdictions. The Company is not currently under examination by income tax authorities in federal, state or other jurisdictions. The Company’s tax returns remain open for examination in the U.S for years 2018 through 2020. Our foreign subsidiaries are generally subject to examination three years following the year in which the tax obligation originated. The years subject to audit may be extended if the entity substantially understates corporate income tax.
APB 23 (codified as FASB ASC
740-10-25-3)
allows an exception to the general rule that a U.S. multinational company must accrue U.S. taxes on foreign earnings of its controlled
non-U.S.
subsidiaries. The Company will continue to indefinitely reinvest earnings from its foreign subsidiaries, which are not significant.